UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5678

Smith Barney Principal Return Fund
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
c/o Citigroup Asset Management
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end:  November 30
Date of reporting period:  May 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SMITH BARNEY PRINCIPAL RETURN FUND
SECURITY AND GROWTH FUND

CLASSIC SERIES | SEMI-ANNUAL REPORT | MAY 31, 2005

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

NOT FDIC INSURED • NOT BANK GUARANTEED • MAY LOSE VALUE

WHAT’S INSIDE

LETTER FROM THE CHAIRMAN

Dear Shareholder,	R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Despite rising interest rates, climbing oil prices, and geopolitical concerns, the U.S. economy continued to expand during the period. Following a robust 4.0% gain in the third quarter of 2004, gross domestic product (“GDP”)[i] growth was 3.8% in the fourth quarter. The preliminary estimate for first quarter 2005 GDP growth was 3.5%, which would be another solid advance. After the end of the Fund’s reporting period, preliminary first quarter 2005 GDP growth was revised up to 3.8%.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. Following four rate hikes from June through November 2004, the Fed again increased its target for the federal funds rateiii in 0.25% increments four times during the reporting period. All told, the Fed’s eight rate hikes brought the target for the federal funds rate to 3.00% from 1.00%. Following the end of the Fund’s reporting period, at its June meeting, the Fed once again raised its target for the fed funds rate by 0.25% to 3.25%.

During the first half of the reporting period, the fixed income market confounded many investors as short-term interest rates rose in concert with the Fed rate tightenings, while longer-term rates, surprisingly, remained fairly steady. However, this began to change in late February 2005, as strong economic data and inflationary concerns caused longer-term rates to rise as well. This continued through March, before longer-term rates again declined on the back of mixed economic data. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index,iv returned 2.90%.

During the six-month reporting period, the U.S. stock market posted a modest gain, with the S&P 500 Indexv returning 2.42%. The period began on a bright note, as the equity markets were in the midst of a sharp rally that began in October 2004. Investors were drawn to stocks as the uncertainty of the Presidential election lifted and oil prices fell from their record highs. Thus far in 2005, the equity markets have been volatile. Equities generally were weak in

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January, rose in February, fell in March and April, and increased in May. Many investors believe mixed economic data, fluctuating oil prices, and rising interest rates have caused stocks to trade in a fairly narrow range this year.

Performance Review
For the six months ended May 31, 2005, the Smith Barney Principal Return Fund – Security and Growth Fund, excluding sales charges, returned –1.05%. In comparison, the Fund’s unmanaged benchmarks, the Russell 2000 Indexvi and the Lehman Brothers Intermediate Term Government Bond Index,vii returned –2.10% and 1.83%, respectively, for the same period. The Lipper Balanced Target Maturity Funds Category Average1 was 0.81% for the same time frame.

PERFORMANCE SNAPSHOT AS OF MAY 31, 2005 (excluding sales charges) (unaudited)

6 Months
Smith Barney Principal Return Fund – Security and Growth Fund	–1.05%
Russell 2000 Index	–2.10%
Lehman Brothers Intermediate Term Government Bond Index	1.83%
Lipper Balanced Target Maturity Funds Category Average	0.81%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Special Shareholder Notice
The Board of Trustees of the Smith Barney Principal Return Fund — Security and Growth Fund (the “Fund”) recently approved a proposal to liquidate the Fund on its maturity date, August 31, 2005, in accordance with the Fund’s current prospectus. August 30, 2005 will be the last day that investors will be able to exchange out of the Fund and into Class A shares of any other eligible Smith Barney mutual fund. On August 31, 2005, Fund shares will be redeemed

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended May 31, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 80 funds in the Fund’s Lipper category, and excluding sales charges.

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at their current net asset value. Thereafter, the proceeds will be distributed to investors.

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Smith Barney Fund Management LLC (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Information About Your Fund
As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

June 29, 2005

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The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Please see the Fund’s prospectus for more information on these and other risks.

While the zero-coupon component of the Fund is designed to return to shareholders their initial investment (including sales charges) at August 31, 2005, the (“Maturity Date”), the Fund’s net asset value per share can fluctuate substantially prior to the Maturity Date. If you sell your shares prior to the Maturity Date, you may receive less than your initial investment in the Fund. Due to the nature of the Fund’s portfolio, the Fund has risks associated with both equity and fixed-income investments. Investors could lose money in the Fund or the Fund’s performance could fall below other possible investments if:

•	The U.S. stock market declines

•	The market favors value or large-capitalization stocks over growth stocks or small-to-medium capitalization stocks

•	An adverse event, such as an unfavorable earnings report about a company in the Fund’s portfolio, depresses the value of the company’s stock

•	The manager’s judgment about the attractiveness, value or potential appreciation of a particular company’s stock proves to be incorrect

The Fund’s zero-coupon securities are also susceptible to certain risks prior to maturity, including:

•	If interest rates go up, the market value of zero-coupon securities will go down

•	Volatile market prices when compared to securities that pay interest periodically

•	Greater sensitivity to changes in interest rates when compared to non-zero-coupon securities having similar maturities and yields

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv

The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
vi

The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vii	The Lehman Brothers Intermediate Term Government Bond Index is comprised of approximately 1,000 issues of U.S. Government Treasury and Agency Securities.

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Fund at a Glance (unaudited)

Investment Breakdown

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Fund Expenses (unaudited)

Example
 As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2004 and held for the six months ended May 31, 2005.

Actual Expenses
 The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Security and Growth Fund	(1.05)%	$ 1,000.00	$ 989.50	1.08%	$ 5.36

(1)	For the six months ended May 31, 2005.
(2)

Assumes reinvestment of dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)

Expenses are equal to the Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Security and Growth Fund	5.00%	$ 1,000.00	$ 1,019.55	1.08%	$ 5.44

(1)	For the six months ended May 31, 2005.
(2)

Expenses are equal to the Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Schedule of Investments (unaudited)	May 31, 2005

SHARES	SECURITY	VALUE

COMMON STOCK — 43.8%
CONSUMER DISCRETIONARY — 9.6%
Hotels, Restaurants & Leisure — 1.2%
16,300	Carnival Corp.	$862,270

Leisure Equipment & Products — 2.1%
75,000	Hasbro, Inc.	1,513,500

Media — 6.3%
22,100	Clear Channel Communications, Inc.	645,983
58,700	Interpublic Group of Cos., Inc. *	724,358
90,600	News Corp., Class B Shares	1,513,926
100,000	Time Warner, Inc. *	1,740,000

		4,624,267

	TOTAL CONSUMER DISCRETIONARY	7,000,037

ENERGY — 2.3%
Oil, Gas & Consumable Fuels — 2.3%
17,200	Murphy Oil Corp.	1,681,300

FINANCIALS — 6.5%
Commercial Banks — 1.3%
120,000	Mitsubishi Tokyo Financial Group, Inc., ADR	996,000

Diversified Financial Services — 3.1%
30,800	JPMorgan Chase & Co.	1,101,100
54,800	MBNA Corp.	1,155,732

		2,256,832

Insurance — 2.1%
40,000	PMI Group, Inc.	1,512,000

	TOTAL FINANCIALS	4,764,832

HEALTH CARE — 1.4%
Biotechnology — 1.4%
66,719	Enzo Biochem, Inc. (a)*	1,018,799

INDUSTRIALS — 2.0%
Machinery — 2.0%
15,300	Caterpillar, Inc.	1,439,883

INFORMATION TECHNOLOGY — 14.3%
Communications Equipment — 5.8%
51,200	Corning, Inc. *	802,816
530,700	Lucent Technologies, Inc. *	1,491,267
51,000	Motorola, Inc.	885,870
63,900	Nokia OYJ, Sponsored ADR	1,077,354

		4,257,307

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued)	May 31, 2005

SHARES	SECURITY	VALUE

Electronic Equipment & Instruments — 3.0%
40,300	Agilent Technologies, Inc. *	$967,603
250,000	NYFIX, Inc. (a)*	1,262,500

		2,230,103

Semiconductors & Semiconductor Equipment — 3.4%
94,000	Applied Materials, Inc.	1,542,540
3,800	Samsung Electronics Co., Ltd., GDR (b)	913,900

		2,456,440

Software — 2.1%
60,200	Microsoft Corp.	1,553,160

	TOTAL INFORMATION TECHNOLOGY	10,497,010

MATERIALS — 7.7%
Chemicals — 2.0%
50,000	Engelhard Corp.	1,470,000

Metals & Mining — 5.7%
42,700	BHP Billiton Ltd., Sponsored ADR (a)	1,071,770
75,400	RTI International Metals, Inc. *	2,065,206
25,600	United States Steel Corp.	1,018,112

		4,155,088

	TOTAL MATERIALS	5,625,088

	TOTAL COMMON STOCK
	(Cost — $26,023,306)	32,026,949

FACE AMOUNT

U.S. GOVERNMENT OBLIGATIONS — 44.1%
U.S. Government Obligations — 44.1%
$ 32,500,000	U.S. Treasury STRIPS, due 8/15/05
	(Cost — $32,021,740)	32,313,353

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
	(Cost — $58,045,046)	64,340,302

SHORT-TERM INVESTMENTS — 16.0%
REPURCHASE AGREEMENT — 12.2%
8,973,000	Interest in $885,430,000 joint tri-party repurchase agreement dated 5/31/05 with Bank of America Securities LLC, 3.050% due 6/1/05; Proceeds at maturity—$8,973,760; (Fully collateralized by various U.S. Treasury obligations and U.S. government agency obligations, 0.000% due 6/30/05 to 11/9/05; Market value—$9,152,462) (Cost—$8,973,000)	8,973,000

See Notes to Financial Statements.

9   Security and Growth Fund   |   2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	May 31, 2005

SHARES	SECURITY	VALUE

SECURITIES PURCHASED FROM SECURITIES LENDING COLLATERAL — 3.8%
2,760,412	State Street Navigator Securities Lending Trust Prime Portfolio
	(Cost—$2,760,412)	$2,760,412

	TOTAL SHORT-TERM INVESTMENTS
	(Cost — $11,733,412)	11,733,412

	TOTAL INVESTMENTS — 103.9% (Cost — $69,778,458#)	76,073,714
	Liabilities In Excess of Other Assets — (3.9)%	(2,825,095)

	TOTAL NET ASSETS — 100.0%	$73,248,619

*	Non-income producing security.
(a)	All or a portion of this security is on loan.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.  This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

#	Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviations used in this schedule: ADR — American Depositary Receipt. GDR — Global Depositary Receipt.

See Notes to Financial Statements.

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Statement of Assets and Liabilities (unaudited)	May 31, 2005

ASSETS:
Investments, at value (Cost—$58,045,046)	$64,340,302
Short-term investments, at value (Cost—$11,733,412)	11,733,412
Cash	646
Dividends and interest receivable	24,527

Total Assets	76,098,887

LIABILITIES:
Payable for loaned securities collateral (Notes 1 and 3)	2,760,412
Management fee payable	30,994
Transfer agent fees payable	16,208
Distribution fee payable	6,025
Payable for Fund shares repurchased	2,000
Trustees’ fees payable	34
Accrued expenses	34,595

Total Liabilities	2,850,268

Total Net Assets	$73,248,619

NET ASSETS:
Par value (Note 4)	$ 7,501
Paid-in capital in excess of par value	61,855,853
Undistributed net investment income	996,287
Accumulated net realized gain on investments	4,093,722
Net unrealized appreciation of investments	6,295,256

Total Net Assets	$73,248,619

Shares Outstanding	7,500,662

Net Asset Value	$9.77

See Notes to Financial Statements.

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Statement of Operations (unaudited)

For the Six Months Ended May 31, 2005

INVESTMENT INCOME:
Interest (Notes 1 and 3)	$ 1,296,990
Dividends	120,833
Less: Foreign taxes withheld	(5,785)

Total Investment Income	1,412,038

EXPENSES:
Management fee (Note 2)	191,933
Distribution fees (Note 2)	95,967
Transfer agent fees (Note 2)	49,066
Legal fees	33,311
Shareholder reports	15,259
Trustees’ fees	13,913
Custody	7,746
Insurance	4,234
Audit and tax	2,073
Miscellaneous expenses	2,447

Total Expenses	415,949

Net Investment Income	996,089

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain from Investment Transactions	4,228,622
Change in Net Unrealized Appreciation/Depreciation of Investments	(6,093,804)

Net Loss on Investments	(1,865,182)

Decrease in Net Assets From Operations	$ (869,093)

See Notes to Financial Statements.

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Statements of Changes in Net Assets

For the Six Months Ended May 31, 2005 (unaudited)
and the Year Ended November 30, 2004

	2005	2004

OPERATIONS:
Net investment income	$ 996,089	$ 1,866,573
Net realized gain	4,228,622	8,179,095
Change in net unrealized appreciaton/depreciation	(6,093,804)	(1,993,755)

Net Increase (Decrease) in Net Assets From Operations	(869,093)	8,051,913

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(1,860,409)	(1,825,257)
Net realized gains	(6,309,376)	—

Decrease in Net Assets From Distributions to Shareholders	(8,169,785)	(1,825,257)

FUND SHARE TRANSACTIONS (NOTE 4):
Reinvestment of distributions	7,830,441	1,752,235
Cost of shares repurchased	(8,796,592)	(10,542,081)

Decrease in Net Assets From Fund Share Transactions	(966,151)	(8,789,846)

Decrease in Net Assets	(10,005,029)	(2,563,190)

NET ASSETS:
Beginning of period	83,253,648	85,816,838

End of period*	$ 73,248,619	$83,253,648

*Includes undistributed net investment income of:	$996,287	$1,860,607

See Notes to Financial Statements.

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Financial Highlights

For a share of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:

	2005(1)		2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$10.95		$10.16	$ 8.46	$10.24	$ 9.92	$ 9.56

Income (Loss) From Operations:
Net investment income	0.13		0.25	0.23	0.24	0.27	0.30
Net realized and unrealized gain (loss)	(0.22)		0.76	1.73	(1.46)	0.68	3.85

Total Income (Loss) From Operations	(0.09)		1.01	1.96	(1.22)	0.95	4.15

Less Distributions From:
Net investment income	(0.25)		(0.22)	(0.26)	(0.24)	(0.29)	(0.39)
Net realized gains	(0.84)		—	—	(0.32)	(0.34)	(3.40)

Total Distributions	(1.09)		(0.22)	(0.26)	(0.56)	(0.63)	(3.79)

Net Asset Value, End of Period	$ 9.77		$10.95	$10.16	$ 8.46	$10.24	$ 9.92

Total Return(2)	(1.05)%		10.07%	24.06%	(12.59)%	9.60%	43.74%

Net Assets, End of Period (millions)	$73		$83	$86	$77	$100	$102

Ratios to Average Net Assets:
Gross expenses	1.08	%(3)	1.04%	1.00%	1.00%	0.97%	0.96%
Net expenses	1.08	(3)	1.00 (4)	1.00	1.00	0.97	0.96
Net investment income	2.59	(3)	2.22	2.54	2.53	2.49	2.91

Portfolio Turnover Rate	20%		30%	34%	27%	54%	55%

(1)	For the six months ended May 31, 2005 (unaudited).
(2)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.

(3)	Annualized.
(4)	The investment manager waived a portion of its fees.

See Notes to Financial Statements.

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Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

The Security and Growth Fund (the “Fund”), is a separate diversified investment fund of the Smith Barney Principal Return Fund (“Trust”), a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Shares of the Fund are not currently offered for sale to new investors.

In accordance with its prospectus, the Fund will liquidate on August 31, 2005. Accounting rules require that financial statements for entities in liquidation, or for which liquidation appears imminent, be prepared on a liquidation basis of accounting. As U.S. generally accepted accounting principles (“GAAP”) for investment companies are materially consistent with the liquidation basis of accounting, the financial statements have been prepared in conformity with GAAP for investment companies.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with GAAP. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

15   Security and Growth Fund   |   2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(e) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

16   Security and Growth Fund   |   2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Management Agreement and Other Transactions With Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), through its Davis Skaggs Investment Management division, acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at the annual rate of 0.50% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. During the six months ended May 31, 2005, the Fund paid transfer agent fees of $37,234 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

Pursuant to a Shareholder Service Plan, the Fund pays CGM a service fee calculated at an annual rate of 0.25% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the six months ended May 31, 2005, CGM and its affiliates received brokerage commissions in the amount of $1,795.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

17   Security and Growth Fund   |   2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

3.	Investments

During the six months ended May 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$13,179,828

Sales	23,844,011

At May 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$6,666,467
Gross unrealized depreciation	(371,211)

Net unrealized appreciation	$6,295,256

At May 31, 2005, the Fund loaned securities having a market value of $2,701,636. The Fund received cash collateral amounting to $2,760,412 which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

Income earned by the Fund from securities lending for the six months ended May 31, 2005 was $5,552.

4.	Shares of Beneficial Interest

At May 31, 2005, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of the Fund were as follows:

	Six Months Ended May 31, 2005	Year Ended November 30, 2004

Shares issued on reinvestment	789,372	171,282
Shares repurchased	(893,358)	(1,013,018)

Net Decrease	(103,986)	(841,736)

18   Security and Growth Fund   |   2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

5.	Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers.

19   Security and Growth Fund   |   2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

6.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients

20   Security and Growth Fund   |   2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

7.	Subsequent Event

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

21   Security and Growth Fund   |   2005 Semi-Annual Report

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SECURITY AND
GROWTH FUND

	TRUSTEES	INVESTMENT MANAGER
	Paul R. Ades	Smith Barney Fund
	Dwight B. Crane	Management LLC
R. Jay Gerken, CFA
	Chairman	DISTRIBUTOR
	Frank Hubbard	Citigroup Global Markets Inc.
Jerome H. Miller
	Ken Miller	CUSTODIAN
State Street Bank
	OFFICERS	and Trust Company
R. Jay Gerken, CFA
	President and	TRANSFER AGENT
	Chief Executive Officer	Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
	Andrew B. Shoup	New York, New York 10004
Senior Vice President and
	Chief Administrative Officer	SUB-TRANSFER AGENT
PFPC Inc.
	Kaprel Ozsolak	P.O. Box 9699
	Chief Financial Officer	Providence, Rhode Island
	and Treasurer	02940-9699

John G. Goode
Vice President and
Investment Officer

Andrew Beagley
Chief Anti-Money
Laundering Compliance Officer and Chief Compliance Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

Smith Barney Principal Return Fund

Security and Growth Fund

This report is submitted for the general information of the shareholders of Smith Barney Principal Return Fund — Security and Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus.

The Fund is a separate investment fund of the Smith Barney Principal Return Fund, a Massachusetts business trust.

SECURITY AND GROWTH FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission;s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

©2005 Citigroup Global Markets Inc.
Member NASD, SIPC

	FD0951 7/05	05-8795

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Principal Return Fund

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Smith Barney Principal Return Fund
Date:	August 5, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Smith Barney Principal Return Fund
Date:	August 5, 2005

By:	/s/ Kaprel Ozsolak Kaprel Ozsolak Chief Financial Officer of Smith Barney Principal Return Fund
Date:	August 5, 2005